STATEMENT OF ADDITIONAL INFORMATION


                GRAND PRIX FUNDS, INC.

                    GRAND PRIX FUND

                Wilton Executive Campus
               15 River Road, Suite 220
               Wilton Connecticut  06897
              Telephone:  1-800-432-4741





     This Statement of Additional Information is not  a
prospectus and should be read in conjunction  with  the
Prospectus  of  the  Grand Prix  Fund  ("Fund"),  dated
December  31,  1997.   The  Prospectus,  which  may  be
revised from time to time, is available without charge upon request to the above-noted address or telephone number.



This Statement of Additional Information is dated December
                       31, 1997,
           as supplemented January 13, 1998.

CONTENTS


INVESTMENT OBJECTIVE AND RESTRICTIONS                           3

INVESTMENT POLICIES AND TECHNIQUES                              5

DIRECTORS AND OFFICERS                                          8

PRINCIPAL SHAREHOLDERS                                         10

INVESTMENT ADVISOR                                             10

FUND TRANSACTIONS AND BROKERAGE                                11

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT        13

PLAN OF DISTRIBUTION                                           13

TAXES                                                          15

DETERMINATION OF NET ASSET VALUE                               15

REDEMPTION IN KIND                                             15

SHAREHOLDER MEETINGS                                           16

PERFORMANCE INFORMATION                                        16

INDEPENDENT AUDITORS                                           18

FINANCIAL STATEMENTS                                           18



     No   person  has  been  authorized  to  give   any
information or to make any representations  other  than
those   contained  in  this  Statement  of   Additional
Information  ("SAI") and the Prospectus dated  December
31,  1997,  and  if given or made, such information  or
representations may not be relied upon as  having  been
authorized  by the Fund.  This SAI does not  constitute
an   offer   to  sell  securities  in  any   state   or
jurisdiction in which such offering may not lawfully be made.

INVESTMENT OBJECTIVE AND RESTRICTIONS

     The   Fund's   investment  objective  is   capital
appreciation.   The  Fund's  investment  objective  and
policies  are  described in detail  in  the  Prospectus
under   the   captions   "Investment   Objective    and
Restrictions"  and  "Implementation  of  Policies   and
Risks."   The  following  are  the  Fund's  fundamental
investment restrictions which cannot be changed without shareholder approval.

The Fund:

1.   May   not  issue  senior  securities,  except   as
     permitted under the Investment Company Act of 1940, as amended (the "1940 Act");

2. May not act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

4.   May  not make loans if, as a result, more than  33
     1/3%  of the Fund's assets would be lent to  other
     persons,   except   through  purchases   of   debt
     securities or other debt instruments or engaging in repurchase agreements;

5. May not invest more than 25% of its assets in securities of companies in any one industry;

6. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

7.   May  (i) borrow money from banks for temporary  or
     emergency  purposes (but not for leverage  or  the
     purchase  of  investments), and  (ii)  make  other
     investments   or  engage  in  other   transactions
     permissible under the 1940 Act, which may  involve
     a  borrowing, provided that the combination of (i)
     and (ii) shall not exceed 33 1/3% of the value  of
     the  Fund's  total  assets (including  the  amount
     borrowed), less the Fund's liabilities (other than
     borrowings).  The Fund may also borrow money  from
     other   persons   to  the  extent   permitted   by
     applicable law;

8.   Notwithstanding  any other fundamental  investment
     policy  or  restriction, may  invest  all  of  its
     assets  in  the  securities of a  single  open-end
     management  investment company with  substantially
     the   same   fundamental   investment   objective,
     policies, and restrictions.

     The following non-fundamental operating policies may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1.   Sell securities short, unless the Fund owns or has
     the  right to obtain securities equivalent in kind
     and amount to the securities sold short, or unless
     it  covers  such  short sale as  required  by  the
     current rules and positions of the Securities  and
     Exchange  Commission ("SEC")  or  its  staff,  and
     provided  that  transactions in  options,  futures
     contracts, options on futures contracts, or  other
     derivative   instruments   are   not   deemed   to
     constitute selling securities short.

2.   Purchase  securities on margin,  except  that  the
     Fund  may  obtain such short-term credits  as  are
     necessary  for the clearance of transactions;  and
     provided  that margin deposits in connection  with
     futures  contracts, options on futures  contracts,
     or   other   derivative  instruments   shall   not
     constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5.   Engage   in   futures   or  options   on   futures
     transactions which are impermissible  pursuant  to
     Rule  4.5 under the Commodity Exchange Act ("CEA")
     and, in accordance with Rule 4.5, will use futures
     or options on futures transactions solely for bona
     fide  hedging transactions (within the meaning  of
     the  CEA); provided, however,  that the Fund  may,
     in addition to bona fide hedging transactions, use
     futures and options on futures transactions if the
     aggregate initial margin and premiums required  to
     establish such positions, less the amount by which
     any  such  options  positions  are  in  the  money
     (within the meaning of the CEA), do not exceed  5%
     of the Fund's net assets.

6.   Make  any  loans  other than  loans  of  portfolio
     securities,  except  through  purchases  of   debt
     securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

7.   Borrow  money except from banks or through reverse
     repurchase  agreements or mortgage  dollar  rolls,
     and   will  not  purchase  securities  when   bank
     borrowings exceed 5% of its assets.

     Except for the fundamental investment restrictions
listed  above and the Fund's investment objective,  the
other  investment policies described in the  Prospectus
and  this  SAI are not fundamental and may  be  changed
with approval of the Fund's Board of Directors.  Unless
noted otherwise, if a percentage restriction is adhered
to  at  the  time  of investment, a later  increase  or
decrease in percentage resulting from a change  in  the
Fund's   assets   (i.e.,  due  to   cash   inflows   or
redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


INVESTMENT POLICIES AND TECHNIQUES

     The    following   information   supplements   the
discussion   of   the   Fund's  investment   objective,
strategy, and policies that are described in the Prospectus under the captions "Investment Strategy,"
"Implementation of Policies and Risks," and "Investment
Objective and Restrictions."

Depositary Receipts

     The  Fund  may  invest  in foreign  securities  by
purchasing  depositary  receipts,  including   American
Depositary  Receipts  ("ADRs") and European  Depositary
Receipts ("EDRs") or other securities convertible  into
securities  of  companies based in  foreign  countries.
These securities may not necessarily be denominated  in
the same currency as the securities into which they may
be converted.  Generally, ADRs, in registered form, are
denominated in U.S. dollars and are designed for use in
the  U.S.  securities markets, while  EDRs,  in  bearer
form,  may be denominated in other currencies  and  are
designed for use in European securities markets.   ADRs
are  receipts typically issued by a U.S. bank or  trust
company   evidencing  ownership   of   the   underlying
securities.   EDRs are European receipts  evidencing  a
similar  arrangement.   For  purposes  of  the   Fund's
investment policies, ADRs and EDRs are deemed  to  have
the  same  classification as the underlying  securities
they  represent.   Thus,  an ADR  or  EDR  representing
ownership of common stock will be treated as common stock.

     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  While ADRs issued  under
these  two  types  of facilities are in  some  respects
similar,  there are distinctions between them  relating
to  the  rights and obligations of ADR holders and  the
practices of market participants.  For example, a  non-
sponsored   depositary  may  not   provide   the   same
shareholder information that a sponsored depositary  is
required  to provide under its contractual arrangements
with   the   issuer,   including   reliable   financial
statements.    Under  the  terms  of   most   sponsored
arrangements, depositaries agree to distribute  notices
of shareholder meetings and voting instructions, and to
provide    shareholder   communications    and    other
information to the ADR holders at the request of the issuer of the deposited securities.

Convertible Securities

     The  Fund  may  invest in convertible  securities,
which  are bonds, debentures, notes, preferred  stocks,
or  other  securities  that may be  converted  into  or
exchanged  for  a specified amount of common  stock  or
warrants  of the same or a different company  within  a
particular  period  of  time at a  specified  price  or
formula.  A convertible security entitles the holder to
receive  interest normally paid or accrued on  debt  or
the   dividend  paid  on  preferred  stock  until   the
convertible security matures or is redeemed, converted,
or   exchanged.   Convertible  securities  have  unique
investment  characteristics in that they generally  (i)
have higher yields than common stocks, but lower yields
than  comparable non-convertible securities,  (ii)  are
less   subject  to  fluctuation  in  value   than   the
underlying  stock  (or warrant) since they  have  fixed
income characteristics, and (iii) provide the potential
for  capital  appreciation if the market price  of  the
underlying  common  stock (or  warrant)  increases.   A
convertible  security may be subject to  redemption  at
the  option of the issuer at a price established in the
convertible  security's  governing  instrument.   If  a
convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Non-diversification and Sector Concentration

     While  the Fund is "non-diversified," which  means
that  it  is permitted to invest its assets in  a  more
limited   number  of  issuers  than  other   investment
companies, the Fund intends to diversify its assets  to
qualify  for  tax  treatment as a regulated  investment
company  under the Internal Revenue Code  of  1986,  as
amended ("Code").  To so qualify (i) not more than  25%
of the total value of the Fund's assets may be invested
in  securities  of  any  one issuer  (other  than  U.S.
Government  securities  and  the  securities  of  other
regulated  investment companies under the Code)  or  of
any  two or more issuers controlled by the Fund, which,
pursuant  to  the regulations under the  Code,  may  be
deemed  to be engaged in the same, similar, or  related
trades  or businesses, and (ii) with respect to 50%  of
the  total value of the Fund's assets (a) not more than
5%   of  its  total  assets  may  be  invested  in  the
securities   of  any  one  issuer  (other   than   U.S.
Government securities and the securities of other regulated investment companies under the Code) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S.
Government securities and the securities of other regulated investment companies under the Code).

     In addition, the Fund has adopted a fundamental investment restriction which prohibits the Fund from investing more than 25% of its assets in securities of companies in any one industry. An industry is defined as a business-line subsector of a stock-market sector.
While the Fund may be heavily invested in one single market sector like technology or health care, for example, it will not invest more than 25% of its assets in securities of companies in any one industry. While the Fund may be heavily invested in technology or any other market sector from time to time, rotation in asset management may be experienced.

     To the extent that a relatively high percentage of
the Fund's assets may be invested in the securities  of
a  limited  number  of companies, the Fund's  portfolio
securities  may  be  more  susceptible  to  any  single
economic, political, or regulatory occurrence than  the
portfolio   securities  of  a  diversified   investment
company.

Temporary Strategies

     As  described in the Prospectus under the  heading
"Implementation  of  Policies  and  Risks,"  prior   to
investing proceeds from sales of Fund shares,  to  meet
ordinary   daily  cash  needs,  and   to   retain   the
flexibility  to respond promptly to changes  in  market
and  economic conditions, the Fund may hold cash and/or
invest  up  to 35% of its total assets in money  market
instruments.   The money market instruments  which  the
Fund  may  purchase include U.S. Government securities,
bank  obligations, obligations of savings institutions,
fully   insured  certificates  of  deposit,  commercial
paper, and securities issued by registered investment companies holding themselves out as money market funds.
Such securities include:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United
States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

     Bank    Obligations.     Obligations    (including
certificates    of   deposit,   bankers'   acceptances,
commercial   paper   (see   below)   and   other   debt
obligations) of banks subject to regulation by the U.S.
Government  and having total assets of

$1  billion  or
more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully    Insured    Certificates    of    Deposit.
Certificates   of   deposit  of   banks   and   savings
institutions,  having  total assets  of  less  than  $1
billion,  if the principal amount of the obligation  is
insured  by  the  Bank Insurance Fund  or  the  Savings
Association   Insurance  Fund   (each   of   which   is
administered   by   the   Federal   Deposit   Insurance
Corporation), limited to $100,000 principal amount per certificate and to 5% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper.  Commercial paper rated  Prime-1
or   better   by   Moody's  Investors   Service,   Inc.
("Moody's"),  A-1  or  better  by  Standard  &   Poor's
Corporation ("S&P"), Duff 2 or higher by Duff & Phelps,
Inc.  ("D&P"),  or Fitch 2 or higher by Fitch  Investor
Services, Inc. ("Fitch"); and

     Money   Market   Funds.   Securities   issued   by
registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share.


DIRECTORS AND OFFICERS

     The  directors and officers of Grand  Prix  Funds,
Inc.  ("Corporation"), of which the Fund is  a  series,
together   with  information  as  to  their   principal
business  occupations during the last five  years,  and
other information, are shown below.  Each director  and
officer who is deemed an "interested person" as defined
in  the  1940  Act  is indicated by an  asterisk.   Mr.
Zuccaro has served as a director and officer of the Corporation since its inception on October 30, 1997.
The other directors and officers have served as such since December 10, 1997.

     *Robert Zuccaro, President and a Director of the Corporation.

     Mr.  Zuccaro, 55 years old, received a  Bachelor's
Degree from the University of Bridgeport in 1965 and a Master's Degree in Business Administration from Pace
University  in  1968.  Prior to founding  what  is  now
Target  Holdings Corporation, doing business as  Target
Investors ("Advisor") in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and Director of Axe-Houghton Stock Fund and Vice President and Director of portfolio management of E.W. Axe & Co.
Mr. Zuccaro is a Chartered Financial Analyst.

     Mr. Zuccaro's address is 15 River Road, Suite 220,
Wilton, Connecticut 06897.

     *Phillipp Villhauer, Vice-President, Secretary and a Director of the Corporation.

     Mr.  Villhauer,  32 years old, earned  a  Master's
Degree   in   Business  Administration   from   Fordham
University in 1994. Prior to joining Advisor as a portfolio manager/analyst in 1993, Mr. Villhauer was a trader at Brown Brothers Harriman & Company and an
Assistant  Vice-President Trader/Analyst at  Gabelli  &
Company, Inc.

     Mr.  Villhauer's address is 15 River  Road,  Suite
220, Wilton, Connecticut 06897.

     *Mary Jane Boyle, Vice-President, Treasurer and  a
Director of the Corporation.

     Ms. Boyle, 52 years old, earned a Master's Degree from the University of Bridgeport in 1971. Prior to co-founding Advisor in 1983, where she serves as Vice-
President,  Client Service, Ms. Boyle  was  a  Regional
Sales Director with Mondessa Enterprises, Inc.

     Ms.  Boyle's address is 15 River Road, Suite  220,
Wilton, Connecticut 06897.

     Edward   F.   Ronan,  Jr.,  a  Director   of   the
Corporation.

     Mr.  Ronan,  45  years  old,  earned  a  B.S.   in
accounting from the University of Bridgeport  in  1977.
Mr. Ronan is a C.P.A. and a member of Actis-Grande, Ronan, Carbone & Company, LLC, a certified public accounting firm and has been with the firm since 1984.
Mr. Ronan has also served as a director of 2.E.P. Co., Inc., a flooring tool manufacturer and distributor, since 1993.

     Mr.  Ronan's  address is 30 Main Street,  Danbury,
Connecticut 06810.

     Dennis K. Waldman, a Director of the Corporation.

     Mr.  Waldman,  43  years old, graduated  from  the
Massachusetts Institute of Technology in  1976  with  a
Bachelor's  of  Science  degree  in  aeronautical   and
astronautical engineering and in electrical engineering
and  in  1978  with  a Master's of  Science  degree  in
aeronautical  and  astronautical  engineering.    Since
1994, Mr. Waldman has served as Vice-President of Sales
for  Strategic Information Associates, prior  to  which
time,  Mr.  Waldman worked at ITS as Vice-President  of
Sales.   From  1992 to 1994, Mr. Waldman  was  a  sales
representative at Tartan where he was involved in engineering sales.

     Mr.  Waldman's address is 62 Windsor Road,  Waban,
Massachusetts 02168.

     As of December 23, 1997, officers and directors of
the  Corporation did not beneficially own  any  of  the
shares  of  common stock of the Fund's then outstanding
shares; however, Target Capital Management, Ltd., which
is  an  affiliate of the Advisor and controlled by  Mr.
Zuccaro,  owned  100%  of such shares.   Directors  and
officers of the Corporation who are also officers, directors, employees, or shareholders of Advisor do not receive any remuneration from the Fund for serving as directors or officers.

     The following table provides information relating to annual compensation to be paid to directors of the Corporation for their services as such:

       Name                Cash           Other          Total
                       Compensation    Compensation
Robert Zuccaro             $0               $0           $0
Phillipp Villhauer         $0               $0           $0
Mary Jane Boyle            $0               $0           $0
Edward F. Ronan, Jr.       $500             $0           $500
Dennis K. Waldman          $500             $0           $500


PRINCIPAL SHAREHOLDERS

     As of December 23, 1997, the following persons owned of record or are known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund:

     Name and Address               No. Shares    Percentage

     Target Capital Management, Ltd.  10,000         100%
     15 River Road, Suite 200
     Wilton, Connecticut  06897

     Based on the foregoing, as of December 23, 1997, Target Capital Management, Ltd. owned a controlling interest in the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

     Target   Holdings   Corporation,   d.b.a.   Target
Investors ("Advisor") is the investment advisor to the Fund. The Advisor is controlled by Robert Zuccaro who owns 80% of the Advisor.

     The  investment  advisory  agreement  between  the
Corporation  and the Advisor dated as of  December  31,
1997 ("Advisory Agreement") has an initial term of  two
years   and  thereafter  is  required  to  be  approved
annually  by  the Board of Directors of the Corporation
or  by  vote  of  a majority of the Fund's  outstanding
voting  securities (as defined in the 1940 Act).   Each
annual renewal must also be approved by the vote  of  a
majority  of  the Corporation's directors who  are  not
parties to the Advisory Agreement or interested persons
of  any  such party, cast in person at a meeting called
for  the  purpose  of  voting on  such  approval.   The
Advisory  Agreement  was  approved  by  the  Board   of
Directors,  including a majority of  the  disinterested
directors  on  December 10, 1997, and  by  the  initial
shareholder   on  December  23,  1997.   The   Advisory
Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments and business affairs, subject to the supervision of the Board of Directors. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund.
As compensation for its services, the Corporation pays the Advisor an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. The organizational expenses of the Fund were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months. The organizational expenses were approximately $80,750.

     The   Advisor  has  agreed  to  limit  the   total
operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.65% of the Fund's average net assets until December 31, 1998. After such date, the Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or absorb certain Fund expenses. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of Advisor's fee.


FUND TRANSACTIONS AND BROKERAGE

     Under  the  Advisory Agreement,  Advisor,  in  its
capacity  as  portfolio  manager,  is  responsible  for
decisions to buy and sell securities for the  Fund  and
for  the  placement of the Fund's securities  business,
the  negotiation of the commissions to be paid on  such
transactions, and the allocation of portfolio brokerage
business.  The Fund has no obligation to deal with  any
particular broker or dealer; in executing transactions,
the  Advisor seeks to obtain the best execution at  the
best  security  price available with  respect  to  each
transaction.  The best price to the Fund means the best
net price without regard to the mix between purchase or
sale  price and commission, if any.  While the  Advisor
seeks reasonably competitive commission rates, the Fund
does   not   necessarily  pay  the   lowest   available
commission. Brokerage will not be allocated based on the sale of the Fund's shares.

     Section  28(e) of the Securities Exchange  Act  of
1934,   as   amended  ("Section  28(e)"),  permits   an
investment  advisor,  under certain  circumstances,  to
cause an account to pay a broker or dealer who supplies
brokerage  and  research  services  a  commission   for
effecting  a  transaction in excess of  the  amount  of
commission another broker or dealer would have  charged
for  effecting the transaction.  Brokerage and research
services include (a) furnishing advice as to the  value
of   securities,   the   advisability   of   investing,
purchasing, or selling securities, and the availability
of  securities or purchasers or sellers of  securities;
(b) furnishing analyses and reports concerning issuers,
industries,  sectors, securities, economic factors  and
trends,  portfolio  strategy, and  the  performance  of
accounts; and (c) effecting securities transactions and
performing  functions  incidental  thereto   (such   as
clearance, settlement, and custody).

     In selecting brokers or dealers, Advisor considers
investment  and market information and other  research,
such   as   economic,   securities,   and   performance
measurement  research  provided  by  such  brokers   or
dealers  and  the quality and reliability of  brokerage
services,  including execution capability, performance,
and   financial   responsibility.    Accordingly,   the
commissions charged by any such broker or dealer may be
greater  than the amount another firm might  charge  if
Advisor  determines in good faith that  the  amount  of
such commissions is reasonable in relation to the value
of
the  research  information and  brokerage  services
provided by such broker or dealer to the Fund.  Advisor
believes that the research information received in this
manner provides the Fund with benefits by supplementing
the  research  otherwise available to the  Fund.   Such
higher  commissions will not be paid by the Fund unless
(a) Advisor determines in good faith that the amount is
reasonable in relation to the services in terms of  the
particular transaction or in terms of Advisor's overall
responsibilities   with  respect   to   the   accounts,
including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Advisor  places portfolio transactions  for  other
advisory  accounts in addition to the  Fund.   Research
services  furnished  by firms through  which  the  Fund
effects  its  securities transactions may  be  used  by
Advisor  in servicing all of its accounts; not  all  of
such services may be used by Advisor in connection with
the  Fund.   Advisor  believes it is  not  possible  to
measure  separately the benefits from research services
to each of the accounts (including the Fund) managed by
it.   Because  the  volume and nature  of  the  trading
activities of the accounts are not uniform, the  amount
of  commissions in excess of those charged  by  another
broker or dealer paid by each account for brokerage and
research services will vary.  However, Advisor believes
such costs to the Fund will not be disproportionate  to
the  benefits  received by the  Fund  on  a  continuing
basis.     Advisor   seeks   to   allocate    portfolio
transactions  equitably whenever  concurrent  decisions
are made to purchase or sell securities by the Fund and
another   advisory  account.   In  some   cases,   this
procedure could have an adverse effect on the price  or
the  amount of securities available to the Fund.  There
can  be no assurance that a particular purchase or sale
opportunity will be allocated to the Fund.   In  making
such  allocations between the Fund and  other  advisory
accounts, certain factors considered by Advisor are the
respective investment objectives, the relative size  of
portfolio   holdings   of  the   same   or   comparable
securities, the availability of cash for investment, and the size of investment commitments generally held.

     The  Fund  anticipates that its  annual  portfolio
turnover  rate will be between 400 and 800%  or  higher
but  generally  will  not exceed  1,500%.   The  annual
portfolio turnover rate indicates changes in the Fund's securities holdings; for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Fund's shares.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     As  custodian  of the Fund's assets,  Fifth  Third
Bank   ("Fifth  Third"),  38  Fountain  Square   Plaza,
Cincinnati,  Ohio 45263, has custody of all  securities
and cash of the Fund, delivers and receives payment for
portfolio  securities  sold,  receives  and  pays   for
portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Corporation. Sunstone
Investor  Services, LLC ("Sunstone"), 207 East  Buffalo
Street, Suite 315, Milwaukee, Wisconsin 53202-5712, acts as transfer agent and dividend-disbursing agent for the Fund.


PLAN OF DISTRIBUTION

Distribution and Shareholder Servicing Plan

     As  described  more fully in the Prospectus  under
the  heading  "Distribution and  Shareholder  Servicing
Plan," the Fund has adopted a plan pursuant to Rule 12b-
1  under  the 1940 Act ("Plan") with respect  to  which
certain distribution and shareholder servicing fees may
be  paid  to  registered securities dealers,  financial
institutions,  or  other  persons  ("Recipients")   who
render assistance in distributing or promoting the sale
of  Fund  shares,  or  who provide certain  shareholder
services  to Fund shareholders, pursuant to  a  written
agreement ("Rule 12b-1 Related Agreement").  Under  the
terms of the Plan, the Fund may be required to pay  the
Recipients  a  fee of up to 0.25% of the average  daily
net assets to finance activities primarily intended  to
result  in  the  sale of Fund shares.  The  Plan  is  a
"reimbursement" plan, which means that the fees paid by
the  Fund  under the Plan are intended as reimbursement
for  services rendered and commission fees borne up  to
the  maximum  allowable  distribution  and  shareholder
servicing  fees.   If more money for services  rendered
and  commission fees is due than is immediately payable
because  of the expense limitation under
the Plan,  the
unpaid  amount is carried forward from period to period
while  the Plan is in effect until such time as it  may
be  paid.   No  interest, carrying,  or  other  finance
charges will be borne by the Fund with respect to unpaid amounts carried forward.

Anticipated Benefits to the Fund

     The   Board   of  Directors  of  the   Corporation
considered  various  factors  in  connection  with  its
decision  to  approve  the Plan,  including:   (a)  the
nature  and  causes  of  the circumstances  which  make
implementation  of the Plan necessary and  appropriate;
(b)  the  way  in  which the Plan would  address  those
circumstances,  including  the  nature  and   potential
amount   of  expenditures;  (c)  the  nature   of   the
anticipated  benefits;  (d)  the  merits  of   possible
alternative plans or pricing structures; and (e) the possible benefits of the Plan to any other person relative to those of the Fund.

     Based upon its review of the foregoing factors and
the  material  presented to it, and  in  light  of  its
fiduciary duties under relevant state law and the  1940
Act, the Board of Directors determined, in the exercise
of  its business judgment, that the Plan was reasonably
likely to benefit the Fund and its shareholders  in  at
least one or several potential ways.  Specifically, the
Board  concluded  that any Recipients  operating  under
Rule  12b-1 Related Agreements would have little or  no
incentive  to incur promotional expenses on  behalf  of
the  Fund  if  a Rule 12b-1 plan were not in  place  to
reimburse  them, thus making the adoption of  the  Plan
important   to  the  initial  success  and  thereafter,
continued  viability  of the Fund.   In  addition,  the
Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Recipients to sell Fund shares, which should result in certain economies of scale.

     While  there  is no assurance that the expenditure
of  Fund assets to finance distribution of Fund  shares
will  have  the  anticipated  results,  the  Board   of
Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.


TAXES

     As   indicated  under  "Dividends,  Capital   Gain
Distributions and Tax Treatment" in the Prospectus, the Fund intends to qualify annually as a "regulated investment company" under the Code. This qualification does not require government supervision of the Fund's management practices or policies.

     A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as indicated above.


DETERMINATION OF NET ASSET VALUE

     As  set  forth  in the Prospectus under  the  same
heading,  the Fund's net asset value will be determined
as  of  the close of trading on each day the  New  York
Stock Exchange ("NYSE") is open for trading.  The  Fund
does not determine net asset value on days the NYSE  is
closed  and at other times described in the Prospectus.
The  NYSE  is  closed on New Year's Day, Martin  Luther
King,  Jr. Day, President's Day, Good Friday,  Memorial
Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas   Day.    Additionally,   if   any   of   the
aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

REDEMPTION IN KIND

     The Fund has filed a Notification under Rule 18f-1 under the 1940 Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the Fund's net asset value being redeemed, valued at the beginning of such election period. The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to select from each securities holding a number of shares which will reflect the Fund's portfolio make-up and the value of which will approximate as closely as possible the value of the Fund shares being redeemed, or to select from one or more securities holdings, shares equal in value to the total value of the Fund shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a securities dealer. The values of securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.


SHAREHOLDER MEETINGS

     Maryland   law   permits   registered   investment
companies, such as the Corporation, to operate  without
an  annual  meeting  of  shareholders  under  specified
circumstances if an annual meeting is not  required  by
the   1940  Act.   The  Corporation  has  adopted   the
appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.


PERFORMANCE INFORMATION

     As  described in the "Fund Performance" section of
the    Fund's   Prospectus,   the   Fund's   historical
performance  or  return may be shown  in  the  form  of
various  performance figures.  The  Fund's  performance
figures  are based upon historical results and are  not
necessarily   representative  of  future   performance.
Factors   affecting  the  Fund's  performance   include
general market conditions, operating expenses, and investment management.

Total Return

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

        P = a  hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
      ERV = ending  redeemable  value  of   a
            hypothetical  $1,000  payment  made  at
            the beginning of the stated periods  at
            the end of the stated periods.

Performance  for  a specific period  is  calculated  by
first  taking  an  investment (assumed  to  be  $1,000)
("initial  investment") on the first day of the  period
and computing the "ending value" of that investment  at
the end of the period.  The total return percentage  is
then  determined by subtracting the initial  investment
from the ending value and dividing the remainder by the
initial  investment  and expressing  the  result  as  a
percentage.   The calculation assumes that  all  income
and capital gains dividends paid by the Fund have been reinvested at the Fund's net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income
and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature,  the Fund's performance may be compared  to
the performance of other mutual funds in general or  to
the  performance  of particular types of  mutual  funds
with   similar   investment  goals,   as   tracked   by
independent  organizations.  Among these organizations,
Lipper  Analytical Services, Inc. ("Lipper"), a  widely
used independent research firm which ranks mutual funds
by  overall  performance,  investment  objectives,  and
assets,  may be cited.  Lipper performance figures  are
based  on  changes in net asset value, with all  income
and   capital   gains   dividends   reinvested.    Such
calculations do not include the effect of any sales charges imposed by other mutual funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the
performance of other mutual funds by Morningstar,  Inc.
("Morningstar"),  which ranks funds  on  the  basis  of
historical   risk  and  total  return.    Morningstar's
rankings  range from five stars (highest) to  one  star
(lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods.
Rankings are not absolute or necessarily predictive of future performance.

     Evaluations  of  the  Fund's performance  made  by
independent  sources may also be used in advertisements
concerning   the   Fund,  including  reprints   of   or
selections from, editorials or articles about the Fund.
Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's, and a variety of investment newsletters.

     The  Fund  may compare its performance to  a  wide
variety  of  indices and measures of inflation.   There
are    differences   and   similarities   between   the
investments  that  the  Fund  may  purchase   and   the
investments measured by these indices.

     Investors   may   want  to  compare   the   Fund's
performance to that of certificates of deposit  offered
by    banks    and   other   depository   institutions.
Certificates  of  deposit may offer fixed  or  variable
interest rates and principal is guaranteed and  may  be
insured.   Withdrawal of the deposits prior to maturity
normally  will be subject to a penalty.  Rates  offered
by  banks and other depository institutions are subject
to   change  at  any  time  specified  by  the  issuing
institution.

     Investors  may  also  want to compare  the  Fund's
performance  to  that  of money  market  funds.   Money
market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


INDEPENDENT AUDITORS

     Ernst  &  Young  LLP,  111 East  Kilbourn  Avenue,
Milwaukee, Wisconsin 53202, have been elected as the independent auditors for the Fund.


FINANCIAL STATEMENTS

     The following financial statements of the Fund are contained herein:

          (a)  Report of Independent Auditors.

          (b)  Statement of Assets and Liabilities.

          (c)  Notes to Statement of Assets and
               Liabilities.

            Report of Independent Auditors


To the Shareholder and
Board of Directors of
Grand Prix Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Grand Prix Fund, comprising the Grand Prix Funds, Inc. (the "Fund"), as of December 23,
1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Grand Prix Fund at December 23, 1997, in conformity with generally accepted accounting principles.



                                 /s/ ERNST & YOUNG LLP


Milwaukee, Wisconsin
December 23, 1997

Grand Prix Funds, Inc.

Grand Prix Fund

Statement of Assets and Liabilities

December 23, 1997


Assets:
  Cash                                     $100,000
  Unamortized organization costs             80,750


Total assets                                180,750


Liabilities:
  Accrued organization costs               $ 40,500
  Payable to adviser                         40,250


Total liabilities                          $ 80,750


Net assets                                 $100,000


Represented by:
  Capital stock, $0.01 par value
  (500,000,000 shares authorized
  and 10,000 shares outstanding)           $   100
  Additional paid-in capital                99,900



Net Assets                                $100,000


Offering price, redemption price and
  net asset value per share (based
  on 10,000 shares of capital stock)      $  10.00


See accompanying notes to Statement of Assets and Liabilities.

                Grand Prix Funds, Inc.

     Notes to Statement of Assets and Liabilities

                   December 23, 1997


(1)  Organization

   Grand  Prix Funds, Inc. ("Grand Prix") was organized
   on  October  29, 1997 as a Maryland Corporation  and
   is  registered under the Investment Company  Act  of
   1940,  as  amended (the "1940 Act"), as an  open-end
   investment  company issuing its  shares  in  series,
   each  series representing a distinct portfolio  with
   its  own  investment objectives and  policies.   The
   only  series presently authorized is the Grand  Prix
   Fund  (the  "Fund").  The Fund has had no operations
   other   than   those   relating  to   organizational
   matters, including the sale of 10,000 shares to capitalize the Fund for cash in the amount of $100,000.

(2)  Significant Accounting Policies

   (a)  Organization Costs

       Costs incurred  by the Fund in  connection  with
       its  organization, registration and the  initial
       public  offering  of shares have  been  deferred
       and  will  be  amortized  over  the  period   of
       benefit,  but not to exceed five years from  the
       date   upon   which  the  Fund   commenced   its
       investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

   (b)  Federal Income Taxes

       The   Fund   intends   to   comply   with    the
       requirements   of  the  Internal  Revenue   Code
       necessary  to qualify as a regulated  investment
       company  and to make the requisite distributions
       of  income  to  its shareholders which  will  be
       sufficient   to   relieve   it   from   all   or
       substantially all federal income taxes.

(3)  Investment Adviser

   The  Fund  has  an  agreement with  Target  Holdings
   Corporation  d/b/a Target Investors (the  "Adviser")
   to  furnish  investment  advisory  services  to  the
   Fund.   Under  the  terms  of  this  agreement,  the
   Adviser  is  compensated at 1.00% of  average  daily
   net  assets of the Fund.  The Adviser has agreed  to
   reduce   its   fees  and/or  reimburse  the   Fund's
   expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the annual expense limitation of 1.65% of average daily net assets until December 31, 1998.

(4)  Administrator

   Sunstone     Financial     Group,     Inc.      (the
   "Administrator")  acts  as  Administrator  for   the
   Fund.    As   compensation  for  its  administrative
   services    and    the   assumption    of    certain
   administrative   expenses,  the   Administrator   is
   entitled  to  a  fee  computed  daily  and   payable
   monthly,  at an annual rate of 0.20% and  decreasing
   as  the  assets  of the Fund reach  certain  levels,
   subject  to an annual minimum of $65,000, plus  out-
   of-pocket  expenses.   The  minimum  annual  fee  is
   subject to an automatic annual escalation of 6%.

   The  Administrator  may  periodically  volunteer  to
   reduce  all  or a portion of its administrative  fee
   with  respect  to the Fund.  These  waivers  may  be
   terminated   at  any  time  at  the  Administrator's
   discretion.    The  Administrator   may   not   seek
   reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of the Fund to be higher than it would be in the absence of such reduction.

(5)  Capital Stock

   Grand  Prix  is  authorized to  issue  Five  Hundred
   Million (500,000,000) shares of common stock with  a
   par  value  of  one  cent  ($0.01).   The  Board  of
   Directors is empowered to issue other series of Grand Prix shares without shareholder approval.